--------------------------------------------------------------------------------
SELECT INVESTORS--BIOTECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                Alliance Select
                Investor Series
                Biotechnology Portfolio

                Semi-Annual Report
                December 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
February 22, 2002

Dear Shareholder:

This report contains the performance and market activity for Alliance Select Investor Series Biotechnology Portfolio (the "Portfolio") for the semi-annual reporting period ended December 31, 2001.

Investment Objective and Policies

This open-end fund seeks capital appreciation in a non-diversified portfolio of equity securities of biotechnology companies. In addition, the Portfolio may invest up to 20% of its assets in pharmaceutical companies.

Investment Results

The following table shows the Portfolio's performance compared to its benchmark, the NASDAQ Biotechnology Index, for the periods ended December 31, 2001.

INVESTMENT RESULTS*
Periods Ended December 31, 2001

                                                    -------------------------
                                                          Total Returns
                                                    -------------------------
                                                      6 Months      12 Months
-----------------------------------------------------------------------------
Class A                                                 -5.41%        -26.08%
-----------------------------------------------------------------------------
Class B                                                 -5.72%        -26.59%
-----------------------------------------------------------------------------
Class C                                                 -5.72%        -26.59%
-----------------------------------------------------------------------------
NASDAQ Biotechnology Index                             -10.35%        -16.20%
-----------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2001. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index contains companies primarily engaged in biomedical research to develop new treatments or cures for human disease. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Select Investor Series Biotechnology Portfolio.

      Additional investment results appear on pages 4-7.

The Portfolio outperformed its benchmark, the NASDAQ Biotechnology Index, as well as the Morgan Stanley Genomics Index in the second half of 2001. For the period from June 30 to December 31, the Portfolio was down 5.41%, the NASDAQ Biotechnology Index was down 10.35% and the Morgan Stanley Genomics Index was down 28.2%. The second half of 2001 was most notably impacted by the events of September 11. Somewhat surprisingly, the Portfolio gained over three percentage points of outperformance over the NASDAQ Biotechnology Index in the first three days after trading resumed in late September. The balance of the outperformance attribution was due in large part to the improved performance of the companies that manufacture genomics tools, such as Applera Corp.--Applied Biosystems Group and Affymetrix, Inc.


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

During the 12-month period ended December 31, 2001, the Fund underperformed its benchmark. Performance was negatively affected by the macro environment. Specifically, the fear of recession and the events of September 11 caused investors to sell illiquid stocks, especially those with no earnings or revenue. Because many of the genome stocks that are overweighted in the Fund fit this description, they sold off sharply through the middle of September 2001. However, as mentioned previously, the Fund outperformed in the second half of the year as these volatile stocks rebounded faster than the broader market. Within the genome sector, the tool maker companies did report lower than expected revenue in some cases, but the genome product companies continued to make progress as expected in bringing drugs into human clinical trials.

Market Commentary

In addition to the events of September 11, investor concerns about the economy played a major role in the performance of the stock market in 2001. While many economic analysts were concerned about the impact of the plunge in consumer confidence following the attack on the World Trade Center, we noticed instead, the sharp drop in the Federal Funds rate by the U.S. Federal Reserve. Recalling the consequences of a similar drop in the Federal Funds rate in late 1999, we chose to increase the beta (market-related risk) of the Portfolio in late September. This decision was also likely responsible for some of the outperformance of the Portfolio in the second half of 2001. More specifically to the sector, biotechnology companies reported very good third quarter results in October, which also contributed to the rally in the fourth quarter of the year. Within the genomics sector, Affymetrix, Inc., the major manufacturer of DNA arrays, was a big rebounder following disappointing second quarter results.

Outlook

The outlook for the sector in the short-term, as always, is likely to be more a function of the economy than industry fundamentals. If economic analysts are correct in the current consensus expectation of a recovery in 2002, then we believe the Portfolio will perform well. Over the long-term, we continue to believe that new drug discoveries will be the key to growth in the pharmaceutical industry. We also believe that health care spending overall will continue to grow at a faster pace than the overall U.S. economy due to the aging of the population.

We continue to believe that genomics companies are well positioned to take advantage of this demand. Therefore, we plan to continue the style bet in this Portfolio towards genomics by overweighting it in companies that have a strong record portfolio of gene-based products, strong balance sheets and sound business plans.


--------------------------------------------------------------------------------
2 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your interest and investment in Alliance Select Investor Series Biotechnology Portfolio. We look forward to reporting to you again on market activity and the Portfolio's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Norman M. Fidel

Norman M. Fidel
Senior Vice President


/s/ Matthew N. Murray

Matthew N. Murray, Ph.D.
Vice President

[PHOTO]   John D. Carifa

[PHOTO]   Norman M. Fidel

[PHOTO]   Matthew N. Murray

Norman M. Fidel and Matthew N. Murray, Portfolio Managers have over 40 years of combined investment experience.


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 3

------------------
PERFORMANCE UPDATE
------------------

ALLIANCE SELECT INVESTOR SERIES BIOTECHNOLOGY PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/00* TO 12/31/01

PERFORMANCE UPDATE

NASDAQ Biotechnology Index: $8,089
Alliance Select Investor Series Biotechnology Portfolio Class A: $6,731

[The following table was represented as a mountain chart in the printed material.]

                                  Alliance
                            Select Investor Series
                            Biotechnology Portfolio       NASDAQ Biotech
-------------------------------------------------------------------------------
         7/31/2000                  $9,577                   $10,000
        12/31/2000                  $9,106                   $ 9,653
        12/31/2001                  $6,731                   $ 8,089


This chart illustrates the total value of an assumed $10,000 investment in Alliance Select Investor Series Biotechnology Portfolio Class A shares (from 7/31/00 to 12/31/01) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index contains companies primarily engaged in biomedical research to develop new treatments or cures for human disease.

When comparing Alliance Select Investor Series Biotechnology Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Select Investor Series Biotechnology Portfolio.

*     Closest month-end after Fund's Class A share inception date of 7/27/00.


--------------------------------------------------------------------------------
4 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31

                              [BAR CHART OMITTED]

            Alliance Select Investor Series Biotechnology Portfolio
--------------------------------------------------------------------------------
                          Alliance Select Investor                 NASDAQ
                       Series Biotechnology Portfolio        Biotechnology Index
--------------------------------------------------------------------------------
        12/31/00*                  -5.30%                          -3.47%
        12/31/01                  -26.08%                         -16.20%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B and Class C shares will vary from the results shown due to different expenses associated with these classes. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index contains companies primarily engaged in biomedical research to develop new treatments or cures for human disease. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including Alliance Select Investor Series Biotechnology Portfolio.

* The Portfolio's return for the period ended 12/31/00 is from the Portfolio's inception date of 7/27/00 through 12/31/00. The benchmark's return for the period ended 12/31/00 is from 7/31/00 through 12/31/00.


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
December 31, 2001 (unaudited)

INCEPTION DATES                      PORTFOLIO STATISTICS

Class A Shares                       Net Assets ($mil): $400.1
7/27/00
Class B Shares
7/27/00
Class C Shares
7/27/00

COUNTRY BREAKDOWN

 92.7%  United States
  3.5%  United Kingdom                       [PIE CHART]
  2.6%  Switzerland
  1.2%  Canada

INDUSTRY BREAKDOWN

 87.5%  Biotechnology                        [PIE CHART]
 12.5%  Drugs

All data as of December 31, 2001. The Portfolio's country and industry breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year                -26.08%                   -29.22%
           Since Inception*               -22.07%                   -24.39%

Class B
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year                -26.59%                   -29.52%
           Since Inception*               -22.62%                   -24.25%

Class C
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                    1 Year                -26.59%                   -27.32%
           Since Inception*               -22.62%                   -22.62%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. The Portfolio concentrates its investments in the stocks of biotechnology companies. The stock market performance of biotechnology stocks can be dramatic in both directions. Because biotechnology is a relatively new industry and many biotechnology companies, particularly those involved in genomics, are small, the Portfolio may make significant investments in small- and mid-capitalization companies, which have historically experienced greater market volatility and typically entail greater risk than large-capitalization stocks. Many biotechnology companies, particularly companies involved in genomics, have little or no operating history, unproven products and no established markets for these products. Investments in these companies are subject to greater risks. The Portfolio can invest in securities denominated in currencies other than the U.S. dollar, which may magnify fluctuations due to changes in international exchange rates and the possibility of substantial volatility due to political and economic uncertainties throughout the world.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all classes of shares is 7/27/00.


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
December 31, 2001 (unaudited)

                                                                     Percent of
Company                                            U.S. $ Value      Net Assets
--------------------------------------------------------------------------------
Amgen, Inc.                                        $ 33,864,000             8.5%
--------------------------------------------------------------------------------
Protein Design Labs, Inc.                            22,557,050             5.6
--------------------------------------------------------------------------------
MedImmune, Inc.                                      22,248,000             5.6
--------------------------------------------------------------------------------
Gilead Sciences, Inc.                                21,030,400             5.3
--------------------------------------------------------------------------------
Immunex Corp.                                        19,397,000             4.8
--------------------------------------------------------------------------------
Genzyme Corp.-General Division                       18,556,600             4.6
--------------------------------------------------------------------------------
Affymetrix, Inc.                                     17,742,500             4.4
--------------------------------------------------------------------------------
Human Genome Sciences, Inc.                          16,860,000             4.2
--------------------------------------------------------------------------------
Abgenix, Inc.                                        15,205,280             3.8
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                           15,164,600             3.8
--------------------------------------------------------------------------------
                                                   $202,625,430            50.6%

MAJOR PORTFOLIO CHANGES
Six Months Ended December 31, 2001 (unaudited)

                                                   -----------------------------
                                                               Shares
                                                   -----------------------------
Purchases                                            Bought   Holdings 12/31/01
--------------------------------------------------------------------------------
Abgenix, Inc.                                       132,000             452,000
--------------------------------------------------------------------------------
Affymetrix, Inc.                                    140,000             470,000
--------------------------------------------------------------------------------
Applied Molecular Evolution                          20,000             120,000
--------------------------------------------------------------------------------
Cambridge Antibody Technology Group Plc.            171,300             304,300
--------------------------------------------------------------------------------
COR Therapeutics, Inc.                               76,000             316,000
--------------------------------------------------------------------------------
Genzyme Corp.-General Division                       25,000             310,000
--------------------------------------------------------------------------------
ICOS Corp.                                           20,000              70,000
--------------------------------------------------------------------------------
Sepracor, Inc.                                       80,000              80,000
--------------------------------------------------------------------------------
Sales                                                  Sold   Holdings 12/31/01
--------------------------------------------------------------------------------
Amgen, Inc.                                          10,000             600,000
--------------------------------------------------------------------------------
Caliper Technologies Corp.                          300,000                  -0-
--------------------------------------------------------------------------------
Cephalon, Inc.                                       57,000             150,000
--------------------------------------------------------------------------------
ImClone Systems, Inc.                                45,000             105,000
--------------------------------------------------------------------------------
Invitrogen Corp.                                    194,000                  -0-
--------------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.                     85,800             344,200
--------------------------------------------------------------------------------
PerkinElmer, Inc.                                   210,000             250,000
--------------------------------------------------------------------------------
Qiagen NV                                           200,000                  -0-
--------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.                     75,000                  -0-
--------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.                        100,000                  -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                        ------------------------
                                                        INDUSTRY DIVERSIFICATION
                                                        ------------------------

INDUSTRY DIVERSIFICATION
December 31, 2001 (unaudited)

                                                                      Percent of
                                                   U.S. $ Value       Net Assets
--------------------------------------------------------------------------------
Biotechnology                                      $363,187,738            90.8%
--------------------------------------------------------------------------------
Drugs                                                51,847,090            12.9
--------------------------------------------------------------------------------
Total Investments*                                  415,034,828           103.7
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities            (14,980,195)           (3.7)
--------------------------------------------------------------------------------
Net Assets                                         $400,054,633           100.0%
--------------------------------------------------------------------------------

*     Excludes securities sold short.


--------------------------------------------------------------------------------
                    ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2001 (unaudited)

Company                                                Shares    U.S. $ Value
------------------------------------------------------------------------------

COMMON STOCKS-103.7%

Canada-1.2%
QLT, Inc.(a) ......................................   195,000   $   4,954,950
                                                                -------------

Switzerland-2.7%
Serono SA (ADR) ...................................   485,000      10,762,150
                                                                -------------

United Kingdom-3.7%
Cambridge Antibody Technology Group Plc.(a) .......   304,300       8,529,598
GlaxoSmithKline Plc. (ADR) ........................   125,000       6,227,500
                                                                -------------
                                                                   14,757,098
                                                                -------------
United States-96.1%
Abgenix, Inc.(a) ..................................   452,000      15,205,280
Affymetrix, Inc.(a) ...............................   470,000      17,742,500
Amgen, Inc.(a)(b) .................................   600,000      33,864,000
Andrx Group(a) ....................................    40,000       2,816,400
Applera Corp.-Applied Biosystems Group ............   310,000      12,173,700
Applied Molecular Evolution(a) ....................   120,000       1,477,200
Biogen, Inc.(a) ...................................   200,000      11,470,000
Bruker Daltonics, Inc.(a) .........................   160,000       2,616,000
Cephalon, Inc.(a) .................................   150,000      11,337,750
Chiron Corp.(a) ...................................   320,000      14,028,800
COR Therapeutics, Inc.(a) .........................   316,000       7,561,880
CuraGen Corp.(a) ..................................   287,000       6,420,190
Enzon, Inc.(a) ....................................    43,000       2,420,040
Forest Laboratories, Inc. Cl. A(a) ................    75,000       6,146,250
Genentech, Inc.(a) ................................   259,000      14,050,750
Genzyme Corp.-General Division(a) .................   310,000      18,556,600
Gilead Sciences, Inc.(a)(b) .......................   320,000      21,030,400
Human Genome Sciences, Inc.(a)(b) .................   500,000      16,860,000
ICOS Corp.(a) .....................................    70,000       4,020,800
IDEC Pharmaceuticals Corp.(a) .....................   220,000      15,164,600
Illumina, Inc.(a) .................................   160,000       1,881,600
ImClone Systems, Inc.(a) ..........................   105,000       4,878,300
Immunex Corp.(a) ..................................   700,000      19,397,000
Medarex, Inc.(a) ..................................   494,000       8,872,240
MedImmune, Inc.(a)(b) .............................   480,000      22,248,000
Millennium Pharmaceuticals, Inc.(a) ...............   344,200       8,436,342
Myriad Genetics, Inc.(a) ..........................   142,700       7,511,728
PerkinElmer, Inc. .................................   250,000       8,755,000
Pfizer, Inc. ......................................   150,000       5,977,500
Pharmacia Corp. ...................................   200,000       8,530,000
Protein Design Labs, Inc.(a)(b) ...................   685,000      22,557,050
Sepracor, Inc.(a) .................................    80,000       4,564,800
Techne Corp.(a) ...................................   170,000       6,264,500


--------------------------------------------------------------------------------
10 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                Shares    U.S. $ Value
------------------------------------------------------------------------------

Vertex Pharmaceuticals, Inc.(a) ...................   462,000   $  11,360,580
Waters Corp.(a) ...................................   148,200       5,742,750
XOMA, Ltd.(a) .....................................   266,000       2,620,100
                                                                -------------
                                                                  384,560,630
                                                                -------------
Total Common Stocks
   (cost $481,140,502) ............................               415,034,828
                                                                -------------

SECURITIES SOLD SHORT-(4.9%)

United States-(4.9%)
Antigenics, Inc.(a) ...............................    45,000        (738,000)
deCode Genetics, Inc.(a) ..........................   325,000      (3,185,000)
Dendreon Corp.(a) .................................   100,000      (1,007,000)
Gene Logic, Inc.(a) ...............................   176,000      (3,315,840)
Incyte Genomics, Inc.(a) ..........................   250,000      (4,890,000)
Lexicon Genetics, Inc.(a) .........................   350,000      (4,039,000)
Paradigm Genetics, Inc.(a) ........................   222,500      (1,268,250)
Transgenomic, Inc.(a) .............................   120,000      (1,320,000)
                                                                -------------
   (proceeds $23,842,307) .........................               (19,763,090)
                                                                -------------

Total Investments, Net of Securities
   Sold Short-98.8%
   (cost $457,298,195) ............................               395,271,738
Other assets less liabilities-1.2% ................                 4,782,895
                                                                -------------

Net Assets-100% ...................................             $ 400,054,633
                                                                =============

(a)   Non-income producing security

(b) Securities, or a portion thereof, with an aggregate market value of $40,426,500 have been segregated to collateralize short sales.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
December 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $481,140,502) .....     $ 415,034,828
Receivable for investment securities sold ...................        12,503,134
Due from broker for short sales .............................         4,098,908
Receivable for capital stock sold ...........................           855,836
Dividends receivable ........................................            45,155
                                                                  -------------
Total assets ................................................       432,537,861
                                                                  -------------
Liabilities
Securities sold short, at value (proceeds $23,842,307) ......        19,763,090
Due to custodian ............................................         8,765,197
Payable for capital stock redeemed ..........................         1,858,086
Payable for investment securities purchased .................         1,131,632
Distribution fee payable ....................................           282,095
Advisory fee payable ........................................           267,621
Accrued expenses and other liabilities ......................           415,507
                                                                  -------------
Total liabilities ...........................................        32,483,228
                                                                  -------------
Net Assets ..................................................     $ 400,054,633
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      57,538
Additional paid-in capital ..................................       594,084,560
Accumulated net investment loss .............................        (3,628,037)
Accumulated net realized loss on investments,
   short sales and foreign currency transactions ............      (128,432,971)
Net unrealized depreciation of investments,
   short sales and foreign currency denominated
   assets and liabilities ...................................       (62,026,457)
                                                                  -------------
                                                                  $ 400,054,633
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($119,606,672 / 17,079,188 shares of capital stock
   issued and outstanding) ..................................             $7.00
Sales charge--4.25% of public offering price ................               .31
                                                                          -----
Maximum offering price ......................................             $7.31
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($201,991,689 / 29,135,841 shares of capital stock
   issued and outstanding) ..................................             $6.93
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($78,456,272 / 11,322,928 shares of capital stock
   issued and outstanding) ..................................             $6.93
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended December 31, 2001 (unaudited)


Investment Income
Dividends (net of foreign taxes
   withheld of $11,296) ........................   $    250,052
Interest .......................................        113,665    $    363,717
                                                   ------------
Expenses
Advisory fee ...................................      1,499,934
Distribution fee--Class A ......................        182,581
Distribution fee--Class B ......................      1,001,151
Distribution fee--Class C ......................        390,159
Transfer agency ................................        405,752
Custodian ......................................         81,075
Administrative .................................         69,500
Printing .......................................         60,053
Registration ...................................         42,818
Audit and legal ................................         39,791
Amortization of offering expense ...............         14,933
Directors' fees ................................         11,168
Dividends on securities sold short .............          3,293
Miscellaneous ..................................          9,480
                                                   ------------
Total expenses before interest .................      3,811,688
Interest expense on short sales borrowings .....        138,167
                                                   ------------
Total expenses .................................                      3,949,855
                                                                   ------------
Net investment loss ............................                     (3,586,138)
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments, Short Sales and Foreign
Currency Transactions
Net realized loss on investment
   transactions ................................                    (56,368,471)
Net realized gain on short sale
   transactions ................................                      4,385,954
Net realized loss on foreign currency
   transactions ................................                        (10,146)
Net change in unrealized appreciation /
   depreciation of:
   Investments .................................                     25,691,205
   Short sales .................................                      1,454,048
   Foreign currency denominated assets
      and liabilities ..........................                            737
                                                                   ------------
Net loss on investments and foreign
   currency transactions .......................                    (24,846,673)
                                                                   ------------
Net Decrease in Net Assets
   from Operations .............................                   $(28,432,811)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                    Ended
                                                 December 31,     July 27, 2000*
                                                     2001               to
                                                  (unaudited)     June 30, 2001
                                                 =============    ==============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $  (3,586,138)   $  (7,066,444)
Net realized loss on investments, short
   sales and foreign currency transactions ...     (51,992,663)     (76,633,996)
Net change in unrealized appreciation /
   depreciation of investments, short sales
   and foreign currency denominated
   assets and liabilities ....................      27,145,990      (89,172,447)
                                                 -------------    -------------
Net decrease in net assets from
   operations ................................     (28,432,811)    (172,872,887)
Capital Stock Transactions
Net increase (decrease) ......................     (28,051,011)     629,411,342
                                                 -------------    -------------
Total increase (decrease) ....................     (56,483,822)     456,538,455
Net Assets
Beginning of period ..........................     456,538,455               -0-
                                                 -------------    -------------
End of period ................................   $ 400,054,633    $ 456,538,455
                                                 =============    ==============

*     Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Select Investor Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of four portfolios, the Premier Portfolio, the Technology Port folio, the Biotechnology Portfolio and the Small Cap Growth Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Bioechnology Portfolio. The Biotechnology Portfolio (the "Fund") commenced operations on July 27, 2000. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or, if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by,


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of foreign debt investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Offering Expenses

Offering expenses of $201,860 have been fully amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distrib-


--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

utions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.25% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Biotechnology Index (the "Index"). The Basic Fee may be increased to as much as 1.75%, annualized, or decreased to as little as .75%, annualized, based on the investment performance of the Class A shares of the Fund in relation to the investment record of the Index. The fee will equal 1.25%, annualized, if the performance of Class A shares equals the performance of the Index. The performance period for each such month will be from August 1, 2000 through the current calendar month, until the Advisory Agreement has been in effect for 36 full calendar months, when it will become a rolling 36-month period ending with the current calendar month. For the period from August 1, 2000 through July 31, 2001, the Adviser received the minimum fee, equal to .75%, annualized, of the average daily net assets of the Fund for each day included in such annual period. During the six months period ended December 31, 2001, the effective advisory fee was at the annualized rate of .75% of the Fund's average daily net assets.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the six months ended December 31, 2001, such fees amounted to $69,500.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS) (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $211,425 for the six months ended December 31, 2001.

For the six months ended December 31, 2001, the Fund's expenses were reduced by $3,972 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $8,520 from the sales of Class A shares and $1,499, $428,286 and $23,224 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2001.


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Brokerage commissions paid on investment transactions for the six months ended December 31, 2001, amounted to $61,869, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $12,631,639 and $848,462 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $70,078,135 and $98,474,888, respectively, for the six months ended December 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the six months ended December 31, 2001.

At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $25,675,839 and gross unrealized depreciation of investments was $91,781,513 resulting in net unrealized depreciation of $66,105,674 (excluding short sales and foreign currency transactions).

At June 30, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $8,345,642, all of which expires in 2009. The Fund incurred and elected to defer post-October currency losses of $30,923 and capital losses of $64,111,436 for the period ended June 30, 2001.

Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of the settlement. The


--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. During the period ended December 31, 2001, the Fund paid interest at a weighted average annualized interest rate of 3.48% to the respective brokers on short sales borrowings.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                     --------------------------------------      --------------------------------------
                                     Shares                                     Amount
                     --------------------------------------      --------------------------------------
                     Six Months Ended                            Six Months Ended
                         December 31,                                December 31,
                                 2001     July 27, 2000* to                  2001     July 27, 2000* to
                          (unaudited)         June 30, 2001           (unaudited)         June 30, 2001
                     ----------------------------------------------------------------------------------
Class A
Shares sold                 1,530,768            24,669,434     $      10,014,357     $     242,117,368
-------------------------------------------------------------------------------------------------------
Shares converted
   from Class B                36,702                    -0-              249,699                    -0-
-------------------------------------------------------------------------------------------------------
Shares redeemed            (3,471,088)           (5,686,628)          (22,439,328)          (48,049,817)
-------------------------------------------------------------------------------------------------------
Net increase
   (decrease)              (1,903,618)           18,982,806     $     (12,175,272)    $     194,067,551
=======================================================================================================

Class B
Shares sold                 1,789,064            35,028,094     $      11,822,870     $     346,608,493
-------------------------------------------------------------------------------------------------------
Shares converted
   to Class A                 (36,869)                   -0-             (249,699)                   -0-
-------------------------------------------------------------------------------------------------------
Shares redeemed            (3,418,093)           (4,226,355)          (22,122,444)          (34,196,028)
-------------------------------------------------------------------------------------------------------
Net increase
   (decrease)              (1,665,898)           30,801,739     $     (10,549,273)    $     312,412,465
=======================================================================================================

Class C
Shares sold                   861,335            14,229,972     $       5,727,954     $     139,839,968
-------------------------------------------------------------------------------------------------------
Shares redeemed            (1,709,707)           (2,058,672)          (11,054,420)          (16,908,642)
-------------------------------------------------------------------------------------------------------
Net increase
   (decrease)                (848,372)           12,171,300     $      (5,326,466)    $     122,931,326
=======================================================================================================

*     Commencement of operations.


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2001.


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             ----------------------------
                                                                       Class A
                                                             ----------------------------
                                                              Six Months
                                                                   Ended         July 27,
                                                             December 31,      2000(d) to
                                                                    2001         June 30,
                                                             (unaudited)             2001
                                                             ----------------------------
Net asset value, beginning of period ....................    $      7.40      $     10.00
                                                             ----------------------------
Income From Investment Operations
Net investment loss(a) ..................................           (.04)            (.08)
Net realized and unrealized loss on investment,
   short sales and foreign currency transactions ........           (.36)           (2.52)
                                                             ----------------------------
Net decrease in net asset value from operations .........           (.40)           (2.60)
                                                             ----------------------------
Net asset value, end of period ..........................    $      7.00      $      7.40
                                                             ============================
Total Return
Total investment return based on net asset value(b) .....          (5.41)%         (26.00)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...............    $   119,607      $   140,499
Ratios to average net assets of:
   Expenses, including interest expense on short sales
     borrowings(c) ......................................           1.48%            1.48%
   Expenses, excluding interest expense on short sales
     borrowings(c) ......................................           1.41%            1.43%
   Net investment loss(c) ...............................          (1.30)%           (.99)%
Portfolio turnover rate .................................             35%             107%

See footnote summary on page 23.


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             ----------------------------
                                                                       Class B
                                                             ----------------------------
                                                              Six Months
                                                                   Ended         July 27,
                                                             December 31,      2000(d) to
                                                                    2001         June 30,
                                                             (unaudited)             2001
                                                             ----------------------------
Net asset value, beginning of period ....................    $      7.35      $     10.00
                                                             ----------------------------
Income From Investment Operations
Net investment loss(a) ..................................           (.07)            (.14)
Net realized and unrealized loss on investment,
   short sales and foreign currency transactions ........           (.35)           (2.51)
                                                             ----------------------------
Net decrease in net asset value from operations .........           (.42)           (2.65)
                                                             ----------------------------
Net asset value, end of period ..........................    $      6.93      $      7.35
                                                             ============================
Total Return
Total investment return based on net asset value(b) .....          (5.72)%         (26.50)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...............    $   201,992      $   226,544
Ratios to average net assets of:
   Expenses, including interest expense on short sales
     borrowings(c) ......................................           2.21%            2.17%
   Expenses, excluding interest expense on short sales
     borrowings(c) ......................................           2.14%            2.12%
   Net investment loss(c) ...............................          (2.03)%          (1.69)%
Portfolio turnover rate .................................             35%             107%

See footnote summary on page 23.


--------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             ----------------------------
                                                                       Class C
                                                             ----------------------------
                                                              Six Months
                                                                   Ended         July 27,
                                                             December 31,      2000(d) to
                                                                    2001         June 30,
                                                             (unaudited)             2001
                                                             ----------------------------
Net asset value, beginning of period ....................    $      7.35      $     10.00
                                                             ----------------------------
Income From Investment Operations
Net investment loss(a) ..................................           (.07)            (.13)
Net realized and unrealized loss on investment,
   short sales and foreign currency transactions ........           (.35)           (2.52)
                                                             ----------------------------
Net decrease in net asset value from operations .........           (.42)           (2.65)
                                                             ----------------------------
Net asset value, end of period ..........................    $      6.93      $      7.35
                                                             ============================
Total Return
Total investment return based on net asset value(b) .....          (5.72)%         (26.50)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...............    $    78,456      $    89,495
Ratios to average net assets of:
   Expenses, including interest expense on short sales
     borrowings(c) ......................................           2.20%            2.14%
   Expenses, excluding interest expense on short sales
     borrowings(c) ......................................           2.13%            2.09%
   Net investment loss(c) ...............................          (2.01)%          (1.67)%
Portfolio turnover rate .................................             35%             107%

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d)   Commencement of operations.


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 23

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $455 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 41 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 640 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/01.


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 25

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
26 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Norman M. Fidel, Senior Vice President
Christopher M. Toub, Senior Vice President
Thomas J. Bardong, Vice President
Matthew Murray, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                   ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 27

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
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ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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28 o ALLIANCE SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO
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Alliance Select Investor Series--Biotechnology Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

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